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                                                                    Exhibit 23.2

                        Consent of Independent Auditors



The Board of Directors
Canaan Energy Corporation:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                                   KPMG LLP


Oklahoma City, Oklahoma
August 11, 2000
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                                                                    Exhibit 23.2

                        Consent of Independent Auditors



The Board of Directors
Indian Oil Company:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                                   KPMG LLP


Oklahoma City, Oklahoma
August 11, 2000